                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 15, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                          CARCO AUTO LOAN MASTER TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




State of New York                    000-19452               Not Applicable
-----------------                   ----------------         -------------------
(State or other jurisdiction         (Commission File        (I.R.S. Employer
of incorporation)                    Number)                 Identification No.)





              27777 Inkster Road, Farmington Hills, Michigan 48334
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





                                 (248) 427-2565
             -----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events


         On the payment date April 15, 2003, payments were made to the holders of CARCO Auto Loan Master Trust, Asset Backed Certificates.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a) Financial statement of businesses acquired:

                           None

         (b) Pro forma financial information:

                           None

         (c) Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed Certificates, relating to the April 15, 2003 Payment Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARCO Auto Loan Master Trust
                                            (Registrant)

                                    By:  DaimlerChrysler Services North America
                                         LLC, as Administrator


Date: April 17, 2003                By:     /s/ J. S. Bodner
                                         ---------------------------------------
                                            J. S. Bodner
                                            Assistant Controller - Controlling

                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

    99 Monthly report to holders of the Asset Backed Certificates, relating to the April 15, 2003 Payment Date.